Exhibit 99.1


                       Statement to Certificate Holders
                       --------------------------------

To the holders of Core Investment Grade Bond Trust I Pass-Through
Certificates, Series 2002-1 (CUSIP: 21867VAA7) (the "Certificateholders"):

     Reference is made to that certain Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee (the "Trustee") and securities intermediary, and Banc of America Securities LLC, as administrative agent (the "Trust Agreement") creating the Core Investment Grade Bond Trust I. Capitalized terms used but not specifically defined herein will retain the meanings ascribed to them in the Trust Agreement.

     As of the Distribution Date occurring on November 30, 2005, the Trustee hereby provides the following information with respect to the Underlying
Notes:


                                                      Principal            % of Aggregate           Maturity
Issuer                        Coupon                    Amount            Principal Amount            Date
------                        ------                    ------            ----------------            ----

AMERICA GENERAL                  4.411%        $        75,000,000.00           4.08%              11/30/2007
ARCHSTONE                        4.861%        $        35,000,000.00           1.90%              11/30/2007
BANK OF AMERICA                  3.761%        $       145,000,000.00           7.88%              11/30/2007
BOEING                           4.761%        $       110,000,000.00           5.98%              11/30/2007
CARRAMERICA                      5.261%        $        50,000,000.00           2.72%              11/30/2007
CATERPILLAR                      3.751%        $        75,000,000.00           4.08%              11/30/2007
CENTEX                           5.461%        $        35,000,000.00           1.90%              11/30/2007
CIT GROUP                        5.761%        $       110,000,000.00           5.98%              11/30/2007
DOW CHEMICAL                     5.161%        $       110,000,000.00           5.98%              11/30/2007
DUKE ENERY                       4.611%        $       110,000,000.00           5.98%              11/30/2007
ERP OPERATING                    4.861%        $        50,000,000.00           2.72%              11/30/2007
FLEETBOSTON                      4.391%        $       110,000,000.00           5.98%              11/30/2007
GENERAL MILLS                    3.901%        $       135,000,000.00           7.34%              11/30/2007
ILFC                             5.491%        $       110,000,000.00           5.98%              11/30/2007
JP MORGAN                        4.471%        $       135,000,000.00           7.34%              11/30/2007
KIMCO REALTY                     4.961%        $        35,000,000.00           1.90%              11/30/2007
MBNA                             5.711%        $       100,000,000.00           5.43%              11/30/2007
SLM CORP                         3.821%        $       110,000,000.00           5.98%              11/30/2007
VALERO ENERGY                    6.311%        $        50,000,000.00           2.72%              11/30/2007
VODAFONE                         4.161%        $       150,000,000.00           8.15%              11/30/2007
                                              --------------------------  ---------------
                                               $     1,840,000,000.00         100.00%


     The aggregate interest balance due and not paid on the Underlying Notes as of the Distribution Date is $0.00.

     Pursuant to Section 4.02(a) of the Trust Agreement, the Trustee hereby also provides notice of the following with respect to the Distribution Date:

1. The amount of distributions to Certificateholders on the Distribution Date allocable to the principal or interest portion of Available Funds, or the amount of premiums, if any, payable to Certificateholders as a result of the optional redemption of Underlying Notes, is at set forth below (expressed as a Dollar amount per minimum denomination of Certificates):



      Total Amount            Distribution                                                     Premium Amount
      Payable to            Amount Allocable                Distribution Amount             Payable as a Result
   Certificateholders          to Interest                 Allocable to Principal         of Optional Redemption
-----------------------  ----------------------          --------------------------     ----------------------------

     $23.293016304           $23.293016304                        $0.00                             $0.00


2. At the close of business on the Distribution Date, the aggregate Certificate Principal Balance was $1,840,000,000.00.

3. The amount received by the Trustee on the related Underlying Notes for the applicable Underlying Note Accrual Period was $42,895,950.00.

4. The aggregate principal amount of the Underlying Notes as of the Distribution Date was $1,840,000,000.00. The weighted average interest rate per annum to the Underlying Notes for the next succeeding Underlying Note Accrual Period, assuming no optional redemption of any Underlying Notes, is 4.662603%.



                                    The Bank of New York, as Trustee


                                    By: /s/ Joseph A. Lloret
                                        ------------------------------------
                                        Name:  Joseph A. Lloret
                                        Title: Assistant Treasurer



                                      2